Note 15 - Partners' Capital (Predecessors)	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Notes to Financial Statements
Partners' Capital Notes Disclosure [Text Block]

NOTE 16. Partners’ Capital (Predecessor)

Allocation of partner’s net profits and losses. Net income or loss and net gain or loss on investments of the Predecessor for the period are allocated among its partners in proportion to the relative capital contributions made to the Predecessor. The Predecessor realized a net loss of $85.0 million for the six months ended June 30, 2020.

Partner’s distributions. The proceeds distributable by the Predecessor (which shall include all proceeds attributable to the disposition of investments, net of expenses) is distributable in accordance with their respective Partnership Agreements.

NOTE 15. Partners’ Capital (Predecessors)

Allocation of partner’s net profits and losses. Net income or loss and net gain or loss on investments of the Predecessors for the period are allocated among its partners in proportion to the relative capital contributions made to the Predecessors. The Predecessors realized a net loss of $85.0 million for the period from January 1, 2020 through August 21, 2020.

Partner’s distributions. The proceeds distributable by the Predecessors (which shall include all proceeds attributable to the disposition of investments, net of expenses) is distributable in accordance with their respective Partnership Agreements. As of August 21, 2020, the Predecessor had made distributions of $2.8 million prior to closing of the HighPeak business combination.